Exhibit 99.1

MAKING PROMISING INNOVATIONS POSSIBLE, TOGETHER AMRO ALBANNA Co - Founder, Chairman & CEO

SAFE HARBOR STATEMENT & DISCLAIMERS This presentation contains forward - looking statements that are subject to many risks and uncertainties. Forward - looking statements include statements regarding our intentions, beliefs, projections, outlook, analyses, or current expectations concerning, among other things, our ongoing and planned product development; our intellectual property position; our ability to develop commercial functions; expectations regarding project launch and revenue; our results of operations, cash needs, spending, ﬁnancial condition, liquidity, prospects, growth, and strategies; the industry in which we operate; and the trends that may affect the industry or us. Although we have a reasonable basis for each forward - looking statement, we caution that forward - looking statements are not guarantees of future performance. Actual results may differ materially from those indicated by these forward - looking statements as a result of various important factors, as well as those risks more fully discussed in the section entitled “Risk Factors” in the company’s Annual Report on Form 10 - K for the year ended December 31, 2023, that was ﬁled with the U.S. Securities and Exchange Commission on April 16, 2024 as well as discussions of potential risk, uncertainties, and other essential factors in the Company’s subsequent ﬁlings with the U.S. Securities and Exchange Commission. All such statements speak only as of the date made, and the Company undertakes no obligation to publicly update or revise any forward - looking statements, whether as a result of new information, future events, or otherwise. This Presentation includes speciﬁc projections and forward - looking statements provided by the Company, including concerning the Company's anticipated future performance and our ability to develop and commercialize products and obtain regulatory approvals. Such projections and forward - looking statements reﬂect various assumptions of management. They are subject to signiﬁcant business, regulatory, economic, and competitive uncertainties and contingencies, many of which are beyond the control of the Company. Accordingly, there can be no assurance that such projections or forward - looking statements will be realized. Actual results may vary from anticipated results, and such variations may be material. Therefore, you should not rely on these projections or forward - looking statements. Important factors that could cause our actual results to differ materially from those indicated in the projections or forward - looking statements include, among others: (i) the Company's ability to raise additional capital, which may not be available on acceptable terms, or at all; (ii) the Company's ability to ﬁnance and execute on its strategic M& A initiatives; (iii) future sales or issuances of substantial amounts of our common stock, including, potentially as a result of future acquisitions or strategic transactions could result in signiﬁcant dilution; (iv) we have issued a signiﬁcant number of shares of convertible preferred stock and warrants and may continue to do so in the future and the conversion and/or exercise of these securities and the sale of the shares of common stock issuable thereunder may dilute your percentage ownership interest and may also result in downward pressure on the price of our common stock; (v) we may encounter substantial delays in completing our clinical studies which in turn will require additional costs, or we may fail to demonstrate adequate safety and efﬁcacy to the satisfaction of applicable regulatory authorities; (vi) we received the determination from Nasdaq that we regained compliance with the Nasdaq continued listing requirements, however, we remain subject to a panel monitor of our ongoing compliance until December 29, 2024 and if we fail to comply with such requirements during the panel monitor, it could result in the delisting of our securities by Nasdaq;(vii) our ability to enter strategic relationships for development or commercialization of our products; (viii) patents may not issue from our patent applications, patents that have issued may not be enforceable, or additional intellectual property licenses from third parties may be required; (ix) our ability to obtain sufﬁcient ﬁnancing; and (x) our ability to consummate on terms that are favorable to us or at all any potential strategic transactions. Any projection or forward - looking statement made by Aditxt in this Presentation is based only on information currently available to us and speaks only as of the date it is made. We undertake no obligation to update any projection or forward - looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments, or otherwise. © 2024 ADITXT, INC.

A PUBLIC COMPANY (Nasdaq: ADTX) WITH A MISSION TO ACCELERATE INNOVATIVE BUSINESSES TO ADDRESS THE MOST PRESSING HEALTH CHALLENGES AMRO ALBANNA Co - founder & CEO Together, we have the power to shape the future of innovation and make a lasting impact on global health. © 2024 ADITXT, INC.

BUSINESS MODEL Acquire disruptive innovative and scalable companies positioned for growth in targeted markets Leverage a dit X t’s evolving business acceleration platform to drive growth and achieve market penetration Monetize assets through mergers, sales, licenses, spin - offs, or IPOs to ensure long - term growth © 2024 ADITXT, INC. | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |

Current and Potential Programs and Subsidiaries © 2024 ADITXT, INC. Adimune - Immune Health A pre - clinical stage company that develops immune modulation therapies to advance immune health by naturally restoring immune tolerance. Women’s Health (Proposed Acquisition) On December 11, 2023, we entered into an Agreement and Plan of Merger with Adifem f/k/a Adicure , Inc., a majority owned subsidiary of the Company and Evofem Biosciences, Inc., pursuant to which we are seeking to acquire Evofem . The closing fo the transaction is subject to a number of closing conditions, including Aditxt securing sufficient financing to satisfy its obligations at closing, and approval by Evofem's stockholders. We can provide no assurance that the conditions to closing will be satisfied and that we will ultimately close. Evofem is the creator of an FDA - approved hormone - fee contraceptive gel, Phexxi ® and also recently acquired Solosec ®, an antimicrobial agent for bacterial vaginosis and trichomoniasis. Public Health (Proposed Acquisition) On April 1, 2024, we entered into an Arrangement Agreement with Adivir, Inc., a wholly owned subsidiary of the Company and Appili Therapeutics, Inc., pursuant to which we are seeking to acquire Appili . The closing of the transaction is subject to a number of conditions, including but not limited to, Aditxt securing sufficient financing to satisfy its obligations at closing, and approval of the transaction by Appili's stockholders. We can provide no assurance that the conditions to closing will be satisfied and that we will ultimately close. Appili has the following assets in its product pipeline: Likmez is a liquid formulation of metronidazole, a broad - spectrum antibiotic that is normally dispensed in a pill form. ATI - 1701 is a tularemia vaccine program that is fully funded by the U.S. Airforce. ATI - 1801 is a late - stage clinical program for topical treatment of cutaneous leishmaniasis, a painful and potentially disfiguring skin infection. Pearsanta - Precision Health A commercial - stage company developing precision diagnostic technologies. Their proprietary platforms include - Mitomic ® and Flow Cytometry technologies.

GLOBAL LEADERSHIP Amro Albanna Innovation & Entrepreneurship Co - Founder, Chairman & CEO Dr. Shahrokh Shabahang Innovation Co - Founder, Director & CIO Corinne Pankovcin Discovery CM&AO Rowena Albanna Operations COO Thomas Farley Finance CFO Jennifer Lee People VP of HR and Talent Acquisition Mary O’ Brien Communications Head of Communications INDEPENDENT BOARD MEMBERS Brian Brady Independent Director and Chair of Audit Committee Charles Nelson Independent Director and Chair of Compensation Committee Jeffrey Runge MD, FACEP Independent Director and Chair of Corporate Governance & Nominating Committee Team Locations: Silicon Valley | New York | Richmond © 2024 ADITXT, INC.

CURRENT PROGRAMS AND M&A PIPELINE

IMMUNE HEALTH

INTRODUCTION

adimune™

OVERVIEW

Adimune is a pre-clinical stage company developing immune modulation therapies with a mission to advance immune health by naturally restoring immune tolerance, reducing dependency on immunosuppression, and transforming treatment for autoimmune diseases and organ transplantation

CHALLENGE

Current treatments for autoimmune diseases and organ transplantation rely on long-term immunosuppression, leading to severe side effects and limited efficacy. This highlights the urgent need for innovative solutions for effective, long-term immune modulation without compromising overall health.

CURRENT FOCUS AREAS & TAM

Psoriasis[1]

- Affecting approximately 100 million people worldwide
- Market size valued at USD 25.52 billion in 2023; projected to grow to USD 57.68 billion by 2032

Type 1 Diabetes (T1D)[2]

- In 2021, about 8.4 million individuals worldwide with T1D
- Market valued at USD 5.6 billion in 2023; projected to grow to USD 9.4 billion by 2034

Stiff Person Syndrome (SPS)

- Rare autoimmune disease of the central nervous system mediated by GAD
- Estimated incidence: ~1 in 1 million individuals

1. https://www.fortunebusinessinsights.com/industry-reports/psoriasis-treatment-market-100600 & Mehrmal S.: JJAD 2021
2. https://www.biospace.com/type-1-diabetes-market-estimated-to-reach-usd-9-4-billion-by-2034-impelled-by-increased-utilization-of-artificial-pancreas-systems#:~:text=The%20type%201%20diabetes%20market,4.84%25%20during%202024%2D2034 & Gregory G.: The Lancet 2022

Proprietary Product

APOPTOTIC DNA IMMUNOTHERAPY™ (ADI-100™)

Technology Overview & Nonclinical Findings

- ✓ Utilizes nucleic acid technology to deliver signals to induce tolerance using two **DNA molecules:**
  - Encode a protein (BAX) that promotes apoptosis
  - Encode a modified antigen to promote tolerance
- ✓ Mimics natural tolerance mechanisms
- ✓ In nonclinical studies, ADI-100™ has demonstrated significant prolongation of skin allografts, reversal of hyperglycemia in type 1 diabetes (T1D) and amelioration of psoriatic lesions
- ✓ The therapeutic effectiveness of ADI-100™ was not accompanied with any impairment of immune responsiveness against systemic infection, tumor growth or benefits of checkpoint inhibitors

© 2024 ADITXT, INC.

PRECISION HEALTH

INTRODUCTION

OVERVIEW

Pearsanta is a commercial stage company developing technologies to empower individuals to achieve optimal health through precision diagnostics, enabling early disease detection, improving prognosis and monitoring, and ultimately enhancing lifelong well-being.

CHALLENGE

Late-stage cancer diagnoses lead to higher mortality rates and increased healthcare costs, highlighting the critical need for advanced early detection methods to improve survival rates and reduce economic burdens.

CURRENT FOCUS AREAS & TAM

Prostate Cancer[1]

According to the WHO, there were approximately 1,467,854 new cases of prostate cancer diagnosed worldwide in 2022. The prostate cancer diagnostics market was valued at USD 3.7 billion in 2022 and is projected to grow to USD 11.6 Billion in 20321

Ovarian Cancer[2]

In 2022, there were more than 324,603 new cases of ovarian cancer worldwide, making it the 18th most common cancer globally and the 8th most common cancer among women. The ovarian cancer diagnostic market size was valued at around USD 1.54 billion in 2023 and is expected to grow to USD 2.71 billion in 20322

Endometriosis Testing[3]

The WHO estimates that 1 in 10 women suffer from endometriosis. The market was valued at approximately $1.27 billion and is projected to grow to USD 2.01 billion by 20283

1. https://www.gminsights.com/industry-analysis/prostate-cancer-diagnostics-market#:~:text=Prostate%20Cancer%20Diagnostics%20Market%20size%20was%20valued%20at%20USD%203.7,CAGR%20from%202023%20to%202032.
2. https://www.gminsights.com/industry-analysis/ovarian-cancer-diagnostic-market/market-size#:~:text=Ovarian%20Cancer%20Diagnostic%20Market%20size%20was%20valued%20at%20around%20USD,6.6%25%20between%202024%20and%202032. & https://worldovariancancercoalition.org/about-ovarian-cancer/key-stats/
3. https://www.researchandmarkets.com/report/endometriosis
https://journals.plos.org/plosone/article?id=10.1371/journal.pone.0276517

Proprietary Product

MITOMIC® TECHNOLOGY PLATFORM

Planned Products:

✓ **Mitomic® Endometriosis Test (MET™)**

MET™ is a diagnostic for endometriosis that has demonstrated accuracy in predicting surgical outcomes, significantly reducing the diagnostic delay. Early and precise diagnosis through MET™ leads to timely and effective treatment, improving patient outcomes and quality of life.

✓ **Mitomic® Prostate Test (MPT™)**

MPT™ improves the detection of clinically significant prostate cancer, reducing reliance on PSA testing and its associated false positives and over-diagnosis. Accurately predicts prostate cancer, distinguishing between aggressive and non-aggressive forms, guiding treatment decisions, and reducing unnecessary interventions.

Improves patient outcomes by ensuring only those with clinically significant prostate cancer receive treatment, avoiding side effects of unnecessary procedures.

✓ **Mitomic® Ovarian Cancer Test (MOT™)**

MOT™ is an accurate and non-invasive diagnostic for ovarian cancer and has shown accuracy in detecting ovarian cancer early, which is essential for improving treatment outcomes and survival rates. The test can distinguish between benign and malignant ovarian tumors, thereby guiding appropriate treatment decisions. Early and precise diagnosis through MOT™ can lead to timely and effective treatment, significantly improving patient outcomes and quality of life.

© 2024 ADITXT, INC.

Proposed Acquisitions

PUBLIC HEALTH

INTRODUCTION

Proposed acquisition, targeting November 16, 2024 closing

OVERVIEW

Appili is a commercial-stage company with a mission to advance the treatment of infectious diseases by developing innovative antivirals and vaccines to treat emerging, neglected, and resistant infectious diseases that address unmet medical needs, improve patient outcomes, and enhance global health security.

CHALLENGE

The COVID-19 pandemic has exposed systemic weaknesses in global health systems, emphasizing the urgent need for robust, resilient health infrastructure. Infectious diseases pose a critical global health challenge that carries significant morbidity and mortality rates. The rise of drug-resistant pathogens, neglected tropical diseases, and the threat of bioterrorism underscore the urgent need for new preventive and therapeutic approaches.

CURRENT FOCUS AREAS & TAM

Francisella Tularensis[1]

This pathogen, associated with tularemia, poses significant bioterrorism threats (potentially 1,000 times more infectious than anthrax) and has substantial government interest. The tularemia market is anticipated to reach USD 482.5 million by 2030

Cutaneous Leishmaniasis[2]

The global cutaneous and systemic leishmaniasis market is projected to grow from USD 368.6 million in 2024 to USD 487.5 million by 2034

Antimicrobial Infections

https://www.marketresearchfuture.com/reports/tularemia-market-4120
https://www.factmr.com/report/cutaneous-and-systemic-leishmaniasis-marke

Proprietary Product

- **LIKMEZ™ Metronidazole Oral Suspension 500MG/5ML Solution**
  It is the only FDA-approved liquid oral suspension of metronidazole, which solves significant issues for patients who cannot swallow the current tablet formulation. U.S. patent coverage protects the composition and preparation methods through 2039

- **ATI-1701 – Tularemia Vaccine**
  ATI-1701 is a novel, live-attenuated tularemia vaccine candidate addressing a top-priority biothreat (a Category A pathogen by the National Institutes of Health). It is highly lethal (1,000 times more infectious than anthrax) and has no FDA-approved vaccine

- **ATI-1801 - Topical Treatment for Cutaneous Leishmaniasis (CL)**
  An easy-to-use topical cream formulation of paromomycin repurposed for CL, which is a common and disfiguring disease without appropriate treatment options. ATI-1801 has potent activity against both New-World and Old-World leishmaniasis species with low clinical risk and positive results in several Phase 2 and 3 studies

© 2024 ADITXT, INC.

WOMEN'S HEALTH

INTRODUCTION

EVOFEM BIOSCIENCES

Proposed acquisition, targeting late 2024 closing

OVERVIEW

Evofem is a U.S. biopharma company commercializing innovative products to address unmet needs in women's health.

CHALLENGE

Options are sparse for women who do not want to use hormonal birth control products and would prefer to have more control with on-demand, topical products that do not exert systemic effects and are not impacted by other medications.

CURRENT THERAPEUTIC AREAS & TAM

- **Hormone-free contraception**[1]

The U.S. contraceptive market was valued at approximately USD 8.3 billion in 2022 and is projected to grow at 5.16% CAGR.1 The global contraceptive market is valued at approximately USD 28.86 billion and is forecast to reach USD 47.77 billion by 2030.2

- **Bacterial Vaginosis (BV)**[2]

BV is the most common vaginal condition in women ages 15 to 44. It results from an overgrowth of bacteria, which upsets the balance of the natural vaginal microbiome and can lead to symptoms of odor and discharge. The global BV market is projected to grow from USD 4.06 billion in 2024 to USD 8.92 billion in 2031.3

- **Trichomoniasis**[3]

Trichomoniasis is the most common non-viral STI in the world. The underlying parasite, Trichomonas vaginalis, affects both men and women. The global market is forecast to grow from USD 63.2 billion in 2022 to USD 90 billion by 2030.4

1. Grandview Research. U.S. Contraceptive Market Size, Share & Trends Analysis Report By Product (Pills, Intrauterine Devices (IUD), Condoms, Vaginal Ring, Subdermal Implants, Injectable), And Segment Forecasts, 2022 – 2030.
2. https://www.transparencymarketresearch.com/women-health-therapeutics-market.html
3. https://www.linkedin.com/pulse/bacterial-vaginosis-therapeutics-market-ed6yf/
4. https://www.databridgemarketresearch.com/reports/global-trichomoniasis-drugs-market

Proprietary Product

phexxi (lactic acid, citric acid, and potassium bitartrate) Vaginal Gel 1.8%, 1%, 0.4%

- **The only FDA-approved, hormone-free, on-demand prescription contraceptive vaginal gel**

solosec secnidazole 2g Oral Granules

- **FDA-approved, single-dose antimicrobial agent**
- **Complete course of therapy for bacterial vaginosis and Trichomoniasis**

© 2024 ADITXT, INC.

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